UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	December 31, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FORM N-Q

DECEMBER 31, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 86.4%
CONSUMER DISCRETIONARY — 19.1%
Auto Components — 0.2%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	470,000		$498,200	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	400,894	(a)
Total Auto Components					899,094
Automobiles — 0.7%
Escrow GCB General Motors	—	—	2,540,000		41,275	*
Escrow GCB General Motors	—	—	2,125,000		34,531	*
Escrow GCB General Motors	—	—	825,000		13,406	*
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,785,000		1,843,380
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	685,000		844,256
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	480,000		506,400	(a)
Total Automobiles					3,283,248
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,240,000		1,196,600
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,638,175
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	360,000		337,500
Total Diversified Consumer Services					3,172,275
Hotels, Restaurants & Leisure — 8.0%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	220,000		210,100
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	665,000		578,550
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,654,000		1,897,610
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	1,020,000		790,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,300,825
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	11.500%	1/15/17	4,813,460		4,729,224	(a)(b)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,190,000		1,130,500	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,480,000		2,111,100	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	660,000		666,600	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	11.000%	6/15/15	445,000		278	(a)(c)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,040,000		975,000	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,074,000		1,041,780	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	250,000		264,375	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,140,000		1,122,900	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,140,000		1,205,550
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	340,000		359,550	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,270,000		1,238,250
MGM Resorts International, Senior Notes	6.625%	7/15/15	490,000		467,950
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	150,000		172,125
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	360,000		412,200
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	60,000		55,650	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,660,000		2,470,500
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	225,000		101,250
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,440,000		2,555,900
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,760,000		2,032,800
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	715,000		759,688
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	330,000		328,350

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,360,000		$1,397,400	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	890,000		794,325	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	3,365,000		3,264,050	(a)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	85,000		0	(c)(e)(f)(g)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	1,101,000		1,134,030	(a)
Total Hotels, Restaurants & Leisure					35,568,910
Household Durables — 0.2%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	1,040,000		984,100
Internet & Catalog Retail — 0.8%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,340,000		1,383,550
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,990,000		2,134,275	(a)
Total Internet & Catalog Retail					3,517,825
Media — 5.0%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	561,225		651,021
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	900,000		964,125
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,800,000		3,080,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	4,440,000		3,207,900	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	810,000		524,475	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	280,000		284,900
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,260,000		1,430,100
DISH DBS Corp., Senior Notes	6.750%	6/1/21	800,000		866,000
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	1,290,000		1,296,450	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,360,000		1,339,600
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	430,000		453,650	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,290,000		1,156,163	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	400,000		460,000
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	70,000		75,950
Univision Communications Inc., Senior Notes	8.500%	5/15/21	450,000		411,750	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,387,100	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,120,000		1,142,400	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	675,000		723,094	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,250,000	EUR	2,722,779	(a)
Total Media					22,177,457
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,800,000		1,656,000
Specialty Retail — 2.3%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,570,000		1,597,475
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,970,000		1,546,450	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,110,000		1,856,800
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,230,000		1,309,827
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	2,880,000		3,081,312
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	830,000		817,550	(a)
Total Specialty Retail					10,209,414

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods — 0.8%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	600,000	$562,500	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	2,570,000	2,827,000
Total Textiles, Apparel & Luxury Goods				3,389,500
TOTAL CONSUMER DISCRETIONARY				84,857,823
CONSUMER STAPLES — 1.4%
Food Products — 1.3%
Del Monte Corp., Senior Notes	7.625%	2/15/19	2,374,000	2,290,910
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	570,000	575,700	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,980,000	2,495,750	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	233,000	272,028
Total Food Products				5,634,388
Household Products — 0.0%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	100,000	105,750	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	446,000	403,630
TOTAL CONSUMER STAPLES				6,143,768
ENERGY — 12.6%
Energy Equipment & Services — 2.9%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,150,000	1,201,750
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,285,000	2,233,588	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,480,000	1,565,100
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	630,000	645,750	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	810,000	850,500	(a)
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	360,000	369,900
SESI LLC, Senior Notes	7.125%	12/15/21	1,990,000	2,094,475	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,520,000	3,823,600
Total Energy Equipment & Services				12,784,663
Oil, Gas & Consumable Fuels — 9.7%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,155,000	1,312,369
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,990,000	2,915,250	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	425,000	471,750
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,530,000	1,648,575
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	1,060,000	1,128,900	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	560,000	607,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	410,000	417,175
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,410,000	1,565,100
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,178,521	2,447,461	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	350,000	384,125
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	870,000	1,007,025
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,370,000	1,503,575
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,270,000	1,360,190	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	790,000	822,605	(d)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,130,000	2,023,500
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,180,000	1,224,250	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	430,000	452,575
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	260,000	272,025
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,530,000	1,078,650

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,855,000		$1,766,531
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	470,000		506,425
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,090,000		664,900	(a)(h)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	780,000		397,800	(a)(h)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,305,000		1,451,813
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,195,000		1,318,981
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000		438,520	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,255,000		2,570,700
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	780,000		830,700
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	100,000		112,000
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	460,000		458,850
Teekay Corp., Senior Notes	8.500%	1/15/20	2,280,000		2,205,900
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000		4,164,992
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,525,000		1,645,094	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	550,000		577,500
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,340,000		1,139,000	(a)
Total Oil, Gas & Consumable Fuels					42,892,406
TOTAL ENERGY					55,677,069
FINANCIALS — 5.9%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,100,000		1,026,557
Commercial Banks — 1.1%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	520,000		470,600	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	600,000		535,500	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	1,130,700		1,132,113
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,294,694		1,296,312
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	830,000		626,650	(a)(d)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	790,000		542,138	(d)(i)
Total Commercial Banks					4,603,313
Consumer Finance — 1.0%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,800,000		1,696,500
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	730,000	EUR	902,287
SLM Corp., Medium-Term Notes	8.000%	3/25/20	920,000		931,500
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	965,000		998,775
Total Consumer Finance					4,529,062
Diversified Financial Services — 2.9%
Bank of America Corp., Senior Notes	6.500%	8/1/16	350,000		352,819
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,148,000		1,315,895
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,120,000		1,169,000
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	744,000		744,000
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,670,000		1,638,687
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		843,575
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	3,810,000		3,962,400
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,580,000		1,599,750
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,250,000		1,164,063
Total Diversified Financial Services					12,790,189
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,465,000		1,554,660
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	520,000		524,345	(a)(d)(i)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Insurance — continued
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	3/31/12	410,000	$323,865	(d)(i)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	590,000	615,075	(a)
Total Insurance				3,017,945
TOTAL FINANCIALS				25,967,066
HEALTH CARE — 6.4%
Biotechnology — 0.2%
Grifols Inc., Senior Notes	8.250%	2/1/18	700,000	738,500
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	180,000	195,300
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	650,000	706,875	(b)
Total Health Care Equipment & Supplies				902,175
Health Care Providers & Services — 6.0%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	720,000	716,400	(a)
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	1,503,823	1,485,149
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,130,000	1,192,150
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	880,000	910,800
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,960,000	1,984,500	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,265,000	4,073,075
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	850,000	773,500	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	700,000	749,000
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000	294,700	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,920,000	2,162,400	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,038,000
HCA Inc., Senior Secured Notes	7.875%	2/15/20	1,860,000	2,018,100
INC Research LLC, Senior Notes	11.500%	7/15/19	640,000	576,000	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,320,000	1,214,400	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,320,000	1,514,700
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	770,000	868,175
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,990,000	2,019,850	(b)
US Oncology Inc. Escrow	—	—	1,015,000	17,763	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,025,000	1,022,437
Total Health Care Providers & Services				26,631,099
TOTAL HEALTH CARE				28,271,774
INDUSTRIALS — 14.3%
Aerospace & Defense — 2.1%
Ducommun Inc., Senior Notes	9.750%	7/15/18	870,000	887,400	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,768,000	1,882,920
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	890,000	876,650	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	630,000	620,550	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,220,000	2,286,600
Triumph Group Inc., Senior Notes	8.625%	7/15/18	800,000	880,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,105,000	2,083,950	(a)
Total Aerospace & Defense				9,518,070
Airlines — 2.0%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	705,313	627,729	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	150,881	155,407
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,471,537	1,434,749
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,870,000	4,044,150	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	745,726	731,706

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	348,656	$362,603
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	519,000	537,165	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	819,000	841,522	(a)
Total Airlines				8,735,031
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	520,400	398,106	(a)(g)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	2,110,000	2,220,775	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	890,000	834,375	(a)
Total Building Products				3,453,256
Commercial Services & Supplies — 1.6%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	210,000	190,050	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,605,000	2,292,400	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,500,000	1,342,500
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,620,000	1,729,350
JM Huber Corp., Senior Notes	9.875%	11/1/19	780,000	822,900	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	730,000	742,775
Total Commercial Services & Supplies				7,119,975
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,310,000	1,316,550	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,620,000	1,377,000	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,220,000	1,288,625
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,050,000	2,034,625	(a)
Marine — 1.0%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	880,000	849,200	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	1,160,000	1,084,600	(a)(b)(e)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,700,000	1,971,000
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	740,000	555,000
Total Marine				4,459,800
Road & Rail — 3.6%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	410,000	426,400
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.750%	3/15/20	900,000	929,250
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,351,031	2,483,359	(b)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	860,000	853,550
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	2,194,000	2,194,000	(a)(e)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	681,000	796,770
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	2,805,000	3,099,525
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	285,000	303,881
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,675,000	2,768,625
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,872,000	2,054,520
Total Road & Rail				15,909,880
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	108,000	113,130	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,370,000	1,407,675
Total Trading Companies & Distributors				1,520,805

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	2,680,000		$1,199,300	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,630,000		1,946,200	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,120,000		2,893,800	(a)
Total Transportation					6,039,300
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	540,000		526,500	(a)
TOTAL INDUSTRIALS					63,299,417
INFORMATION TECHNOLOGY — 3.4%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	3,140,000		2,268,650
Electronic Equipment, Instruments & Components — 0.9%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,460,000		3,788,700	(a)
IT Services — 1.1%
First Data Corp., Senior Notes	10.550%	9/24/15	4,476,986		4,169,041
First Data Corp., Senior Notes	12.625%	1/15/21	420,000		367,500
First Data Corp., Senior Secured Notes	7.375%	6/15/19	120,000		113,400	(a)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	270,000		264,600	(a)
Total IT Services					4,914,541
Semiconductors & Semiconductor Equipment — 0.9%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	710,000		749,050
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	590,000		622,450	(b)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	860,000		923,425	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,785,000		1,887,638
Total Semiconductors & Semiconductor Equipment					4,182,563
TOTAL INFORMATION TECHNOLOGY					15,154,454
MATERIALS — 8.3%
Chemicals — 1.4%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,175,000		1,248,437	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,160,000		1,183,200	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	955,000	EUR	1,100,048	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	465,000		510,338
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	683,766		750,433
Solutia Inc., Senior Notes	8.750%	11/1/17	45,000		49,388
Solutia Inc., Senior Notes	7.875%	3/15/20	1,210,000		1,321,925
Total Chemicals					6,163,769
Containers & Packaging — 2.9%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	211,928		182,258	(a)(b)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,330,000		1,323,350	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	713,908	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	1,410,000		1,413,525
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,120,000		1,125,600	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,060,000		2,029,100
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.250%	5/15/18	1,180,000		1,135,750	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	920,000		897,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	1,600,000		1,424,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	350,000		350,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Containers & Packaging — continued
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,260,000	$2,299,550	(a)
Total Containers & Packaging				12,894,041
Metals & Mining — 2.7%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	300,000	304,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,540,000	2,597,150	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,400,000	2,499,000	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,190,000	1,073,975	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,040,000	2,198,100
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	1,050,000	1,047,375	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,850,000	1,282,500
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	30,000	30,450
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	860,000	821,300	(a)
Total Metals & Mining				11,854,350
Paper & Forest Products — 1.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,415,000	3,090,575
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	560,000	599,200	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	600,000	517,500	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	36,000	36,900
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	330,000	136,950
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	2,110,000	1,297,650
Total Paper & Forest Products				5,678,775
TOTAL MATERIALS				36,590,935
TELECOMMUNICATION SERVICES — 7.5%
Diversified Telecommunication Services — 4.7%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,530,000	1,572,075	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	2,120,000	2,226,000	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	580,000	610,813
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	610,000	648,125
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,800,000	1,831,500
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	2,150,000	2,085,500
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	639,000	656,572
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	239,771	233,177	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	1,000,000	1,030,000
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,430,000	1,530,100
West Corp., Senior Notes	8.625%	10/1/18	1,570,000	1,593,550
West Corp., Senior Notes	7.875%	1/15/19	1,840,000	1,835,400
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,070,000	963,000	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	780,000	711,750	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,166,753	793,678	(a)(b)
Windstream Corp., Senior Notes	7.500%	6/1/22	300,000	300,000	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,130,000	2,114,025
Total Diversified Telecommunication Services				20,735,265
Wireless Telecommunication Services — 2.8%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,080,000	1,100,250
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,010,000	944,350
Sprint Capital Corp., Global Notes	6.900%	5/1/19	870,000	719,925
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,400,000	1,006,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,415,000	5,220,206
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,840,000	1,936,600	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services — continued
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,720,000	$1,823,200
Total Wireless Telecommunication Services				12,750,781
TOTAL TELECOMMUNICATION SERVICES				33,486,046
UTILITIES — 7.5%
Electric Utilities — 2.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	3,920,000	3,998,400
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,550,000	1,364,000	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,570,000	2,550,725
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,720,000	1,468,450	(a)
Total Electric Utilities				9,381,575
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	74,511
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,210,000	1,264,450
Total Gas Utilities				1,338,961
Independent Power Producers & Energy Traders — 5.1%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,080,000	1,088,100	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	460,000	497,950	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	640,000	688,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,610,000	2,818,800	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	220,000	134,200	(c)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	1,195,000	711,025
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	5,813,000	4,708,530
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,593,489	1,313,403	(b)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	290,000	291,450
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,050,000	1,113,000
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,090,000	1,076,375	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,190,000	3,285,700	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,573,000	4,161,430
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	652,777	675,624
Total Independent Power Producers & Energy Traders				22,563,587
TOTAL UTILITIES				33,284,123
TOTAL CORPORATE BONDS & NOTES (Cost — $390,560,434)				382,732,475
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $632,711)	2.412%	4/20/35	964,542	702,213	(d)
COLLATERALIZED SENIOR LOANS — 3.1%
CONSUMER DISCRETIONARY — 1.5%
Diversified Consumer Services — 0.6%
Realogy Corp., Term Loan	13.500%	10/15/17	2,500,000	2,509,375	(j)
Hotels, Restaurants & Leisure — 0.3%
CityCenter Holdings LLC, Term Loan	7.500%	1/21/15	45,000	44,972	(j)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	1,383,050	1,279,321	(j)
Total Hotels, Restaurants & Leisure				1,324,293
Media — 0.3%
Newsday LLC, Term Loan B	10.500%	8/1/13	1,500,000	1,552,500	(j)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.800%	5/19/15	1,336,650	1,250,325	(j)
TOTAL CONSUMER DISCRETIONARY				6,636,493

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ENERGY — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Samson Investment Co.	—	12/20/12	2,060,000	$2,060,000	(e)(g)(k)
INDUSTRIALS — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	205,770	205,770	(g)(j)
Trico Shipping AS, Term Loan B	—	5/13/14	362,292	362,292	(g)(k)
TOTAL INDUSTRIALS				568,062
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	965,714	909,381	(j)
TELECOMMUNICATION SERVICES — 0.7%
Wireless Telecommunication Services — 0.7%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	2,964,804	2,964,804	(j)
UTILITIES — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.776%	10/10/17	1,056,225	672,463	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $14,034,906)				13,811,203
CONVERTIBLE BONDS & NOTES — 0.8%
CONSUMER DISCRETIONARY — 0.4%
Diversified Consumer Services — 0.4%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,230,000	1,938,000	(a)
INDUSTRIALS — 0.3%
Marine — 0.3%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	2,329,090	1,439,877
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	410,000	327,231
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $4,698,687)				3,705,108
SOVEREIGN BONDS — 0.2%
Russia — 0.2%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost - $979,406)	7.500%	3/31/30	894,285	1,040,724	(a)

			SHARES
COMMON STOCKS — 2.5%
CONSUMER DISCRETIONARY — 1.6%
Automobiles — 0.0%
General Motors Co.			1,064	21,568	*
Media — 1.6%
Charter Communications Inc., Class A Shares			126,481	7,201,828	*
TOTAL CONSUMER DISCRETIONARY				7,223,396
ENERGY — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			214,823,305	2,164,989	*(e)(g)
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			3,597	93,738	*
TOTAL ENERGY				2,258,727

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	SHARES	VALUE
INDUSTRIALS — 0.4%
Building Products — 0.0%
Nortek Inc.	2,857	$74,739	*
Marine — 0.4%
DeepOcean Group Holding AS	97,019	1,649,323	*(e)
Horizon Lines Inc., Class A Shares	16,636	72,368	*
Total Marine		1,721,691
TOTAL INDUSTRIALS		1,796,430
TOTAL COMMON STOCKS (Cost — $7,623,268)		11,278,553

	RATE
CONVERTIBLE PREFERRED STOCKS — 0.2%
FINANCIALS — 0.2%
Diversified Financial Services — 0.2%
Citigroup Inc. (Cost - $1,173,018)	7.500%	9,900	804,375
PREFERRED STOCKS — 2.0%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%	11,720	294,523
Escrow GCB General Motors	—	31,700	12,878	*
Escrow GCB General Motors	—	10,100	4,103	*
Escrow GCB General Motors	—	2,200	894	*
Escrow GCB General Motors	—	900	366	*
TOTAL CONSUMER DISCRETIONARY			312,764
FINANCIALS — 1.8%
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%	165,966	3,209,782	(d)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%	99,800	2,510,968	(d)
Citigroup Capital XIII	7.875%	85,025	2,215,752	(d)
Total Diversified Financial Services			4,726,720
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	37,200	51,336	*(d)
TOTAL FINANCIALS			7,987,838
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%	4,107	410,700	(d)(e)
TOTAL PREFERRED STOCKS (Cost — $10,278,238)			8,711,302

	EXPIRATION DATE	WARRANTS
WARRANTS — 0.2%
Buffets Restaurant Holdings	4/28/14	1,980	20	*(e)(g)
Charter Communications Inc.	11/30/14	2,238	31,802	*
General Motors Co.	7/10/16	24,437	286,646	*
General Motors Co.	7/10/19	24,437	191,097	*
Jack Cooper Holdings Corp.	12/15/17	1,974	123,375	*(e)
Jack Cooper Holdings Corp.	5/6/18	921	57,562	*(e)
Nortek Inc.	12/7/14	5,518	14,899	*(e)(g)
SemGroup Corp.	11/30/14	9,492	53,060	*(e)(g)
TOTAL WARRANTS (Cost — $3,382,382)			758,461
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $433,363,050)			$423,544,414

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 0.0%
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/9/12	183,000	$182,997	(l)(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/10/12	20,000	20,000	(l)(m)
TOTAL SHORT-TERM INVESTMENTS (Cost — $202,997)				202,997
TOTAL INVESTMENTS — 95.6% (Cost — $433,566,047#)				423,747,411
Other Assets in Excess of Liabilities — 4.4%				19,274,320
TOTAL NET ASSETS — 100.0%				$443,021,731

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of December 31, 2011.
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(f)	Value is less than $1.
(g)	Illiquid security.
(h)	Subsequent to December 31, 2011, the issuer filed for bankruptcy.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	All or a portion of this loan is unfunded as of December 31, 2011. The interest rate for fully unfunded term loans is to be determined.
(l)	Rate shown represents yield-to-maturity.
(m)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
EUR	- Euro

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Marlyland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$377,006,414	$5,726,061	$382,732,475
Collateralized mortgage obligations	—	702,213	—	702,213
Collateralized senior loans	—	11,751,203	2,060,000	13,811,203
Convertible bonds & notes	—	3,705,108	—	3,705,108
Sovereign bonds	—	1,040,724	—	1,040,724
Common stocks:
Consumer discretionary	$7,223,396	—	—	7,223,396
Energy	93,738	—	2,164,989	2,258,727
Industrials	147,107	—	1,649,323	1,796,430
Convertible preferred stocks	804,375	—	—	804,375
Preferred stocks:
Consumer discretionary	294,523	18,241	—	312,764
Financials	7,987,838	—	—	7,987,838
Industrials	—	—	410,700	410,700
Warrants	477,743	31,802	248,916	758,461
Total long-term investments	$17,028,720	$394,255,705	$12,259,989	$423,544,414
Short-term investments†	—	202,997	—	202,997
Total investments	$17,028,720	$394,458,702	$12,259,989	$423,747,411
Other financial instruments:
Forward foreign currency contracts	—	$393,961	—	393,961
Total	$17,028,720	$394,852,663	$12,259,989	$424,141,372

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$80,545	—	—	$80,545

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON STOCKS
INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	ENERGY	INDUSTRIALS
Balance as of September 30, 2011	$7,763,173	—	$2,164,989	$1,586,220
Accrued premiums/discounts	4,604	—	—	—
Realized gain (loss)(1)	—	—	—	170,663
Change in unrealized appreciation (depreciation)(2)	(418,878)	—	—	63,103
Purchases	136,874	$2,060,000	—	—
Sales	—	—	—	(170,663)
Transfers into Level 3(3)	—	—	—	—
Transfers out of Level 3(4)	(1,759,712)	—	—	—
Balance as of December 31, 2011	$5,726,061	$2,060,000	$2,164,989	$1,649,323
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011(2)	$(421,599)	—	—	$194,038

Notes to schedule of investments (unaudited) (continued)

	PREFERRED STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	INDUSTRIALS	WARRANTS	TOTAL
Balance as of September 30, 2011	$11,225	$390,165	$217,171	$12,132,943
Accrued premiums/discounts	—	—	—	4,604
Realized gain (loss)(1)	—	—	—	170,663
Change in unrealized appreciation (depreciation)(2)	7,016	20,535	10,487	(317,737)
Purchases	—	—	—	2,196,874
Sales	—	—	—	(170,663)
Transfers into Level 3(3)	—	—	53,060	53,060
Transfers out of Level 3(4)	(18,241)	—	(31,802)	(1,809,755)
Balance as of December 31, 2011	—	$410,700	$248,916	$12,259,989
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011(2)	—	$20,535	$3,863	$(203,163)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to schedule of investments (unaudited) (continued)

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

Notes to schedule of investments (unaudited) (continued)

(h) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to schedule of investments (unaudited) (continued)

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2011, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,065,391
Gross unrealized depreciation	(27,884,027)
Net unrealized depreciation`	$(9,818,636)

At December 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 5-Year Notes	158	3/12	$19,394,190	$19,474,735	$(80,545)

During the period ended December 31, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of September 31, 2011	—	—
Options written	$17,500,000	$213,500
Options expired	(17,500,000)	(213,500)
Written options, outstanding as of December 31, 2011	—	—

Notes to schedule of investments (unaudited) (continued)

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	Citibank, N.A.	2,833,937	$3,668,946	2/16/12	$249,752
Euro	Royal Bank of Scotland PLC	1,706,017	2,208,689	2/16/12	144,209
Net unrealized gain on open forward foreign currency contracts					$393,961

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2011.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Unrealized Appreciation	Total
Interest Rate	$(80,545)	—	$(80,545)
Foreign Exchange	—	$393,961	393,961
Total	$(80,545)	$393,961	$313,416

During the period ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$13,284
Written options†	78,888
Futures contracts (to sell)	19,394,191
Forward foreign currency contracts (to buy)†	280,952
Forward foreign currency contracts (to sell)	6,367,030

† At December 31, 2011, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	February 27, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 27, 2012